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                                                                   EXHIBIT 99.01

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                -----------------------------------------------

                Monthly Period:                    05/01/98 to
                                                   05/30/98
                Distribution Date:                 06/15/98
                Transfer Date:                     06/12/98

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                      $87.97077546

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                $4.63744213

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original certificate
        principal amount                                           $83.33333333


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
Page 2


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of
        Principal Receivables processed during the
        Collection Period which were allocated in respect of the Certificates

                                   Principal Collection Rate     $ Amount
                               -------------------------------------------------
                                                       13.82%     103,619,962.46


    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of
        Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                        Finance Charge Yield     $ Amount
                               -------------------------------------------------
              Periodic Finance Charges                 15.88%       9,927,428.14
              Discount Receivables                      2.11%       1,315,420.70
                                                       ------      -------------
               Total                                   17.99%      11,242,848.84



    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last day
              of the Collection Period                         26,809,011,080.60

        (b)(1)Invested Amount as of the last day of the
              Collection Period                                   687,500,000.00

           (2)The CCA Amount as of the last day of the
              Collection Period                                            0.00

        (c)(1)The Floating Investor Percentage: The Invested
              Amount plus the CCA Amount set forth in
              paragraph 3(b) above as a percentage of the
              aggregate amount of Principal Receivables set
              forth in paragraph 3(a) above (finance charge
              & defaults)                                                 2.564%

           (2)The Floating Investor Percentage: The Invested
              Amount as a percentage of the aggregate amount
              of Principal Receivables (principal collections)            2.564%

        (d)   During the amortization Period: The Invested
              Amount plus the CCA Amount as of 3/31/98 (the
              last day of the Revolving Period)                   832,500,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
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        (e)   The Fixed/Floating Allocation Percentage: The
              Amount set forth in paragraph 3(d) above as a
              percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above               3.11%

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in
        the Accounts which were delinquent as of the end
        of the day on the last day of the Collection
        Period
                                                                    Aggregate
                                               % of Total            Account
                                               Outstandings          Balance
                                          --------------------------------------

        (a)   35 - 64 days                             1.28%     353,811,501.13
        (b)   65 - 94 days                             0.92%     253,640,367.16
        (c)   95 - 124 days                            0.80%     221,109,100.96
        (d)   125 - 154 days                           0.66%     182,670,128.40
        (e)   155 or more days                         0.58%     161,927,916.70
                                          --------------------------------------
                              Total                    4.24%   1,173,159,014.35
                                          ======================================


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during
              the Collection Period allocable to the Invested
              Amount (the "Monthly Investor Default Amount")        3,336,469.24


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Investor
              Charge-Offs during the Collection Period                    $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount
              of each Certificateholder's investment)                     $0.00

        (c)   The aggregate amount of Investor Charge-Offs
              reimbursed on the Transfer Date                             $0.00

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will have
              the effect of increasing, pro rata, the amount
              of each Certificateholder's investment)                     $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
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    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee
        payable by the Trust to the Servicer for the
        Collection Period                                            859,375.00

    8.  Withdrawal from Cash Collateral Amount.
        ---------------------------------------

        The amount to be withdrawn from Cash Collateral
        Account on the related Distribution date.                         $0.00

    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                              Total                                97,500,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                              Total                                97,500,000.00

    10. Funds on Deposit in Cash Collateral Account.
        --------------------------------------------

        The aggregate amount of funds on deposit in the
        Cash Collateral Account pursuant to Section
        2.11(a)(viii) of the Amended Loan Agreement on
        such Distribution Date                                            $0.00


    11. Series 1993-3 Guaranty Amount.
        ------------------------------

        (a)   The Available Series 1993-3 Guaranty Amount
              on such Distribution Date                            15,000,000.00

        (b)   The Required Series 1993-3 Guaranty Amount
              on such Distribution Date                            15,000,000.00



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
Page 5


    12. The Available Series 1993-3 Loan Amount.
        ----------------------------------------

        The Available Series 1993-3 Loan Amount
        on such Distribution Date                                  74,400,000.00

    13. The Economic Payout Amount.
        ---------------------------

        The Economic Payout Amount, if any, for such
        Distribution Date                                                  0.00

    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the
        amount of the Investor Interest on the last day of
        the Collection Period to the amount of the
        Investor Interest as of the Closing Date). The
        amount of a Certificateholder's pro rata share of
        the Investor Participation Amount can be
        determined by multiplying the original
        denomination of the holder's Certificate by the
        Pool Factor                                                         1.00

    15. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period                13.80%


    16. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                       7.88%



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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                FIRST USA BANK
                                as Servicer


                                By:  /s/ Tracie Klein
                                     --------------------------------------
                                     Tracie Klein
                                     Vice President